UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     February 3, 2003

                       21st Century Insurance Group, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          California                 0-6964                 95-1935264
(STATE OR OTHER JURISDICTION      (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO)

       6301 Owensmouth Avenue
      Woodland Hills, California                              91367
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code        (818) 704-3700

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

     1. The Registrant has issued the attached News Release, announcing the resignation of the Registrant's Chief Financial Officer, Douglas K. Howell, effective February 7, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       21ST CENTURY INSURANCE GROUP, INC.
                                       ----------------------------------
                                                (Registrant)





Date:  February 3, 2003           By:
                                     ------------------------------------------
                                     Michael J. Cassanego, Senior Vice President
                                     and General Counsel


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                             21ST CENTURY INSURANCE
                                    21ST.COM
                                 1-800-211-SAVE



FOR IMMEDIATE RELEASE:                                               CONTACT:
----------------------                                            --------------
FEBRUARY 3, 2003                                                   FIONA HUTTON
                                                                  (818) 508-1986



      21ST CENTURY INSURANCE CFO RESIGNS TO ACCEPT POSITION WITH GALLAGHER

WOODLAND HILLS, CA - 21st Century Insurance Group (NYSE: TW) today announced that its Chief Financial Officer, Douglas K. Howell, has resigned effective February 7, 2003. Mr. Howell will join Chicago-based insurance broker, Arthur
J. Gallagher (NYSE:AJG).

"Doug played an important role in the turnaround of 21st. We wish him well as CFO of Gallagher," said Bruce Marlow, President and Chief Executive Officer.

John M. Lorentz, Controller, has been appointed Acting Chief Financial Officer and the Company has begun a search for a new CFO.

Founded in 1958, 21st Century Insurance Group provides personal automobile insurance in California, Arizona, Nevada, Oregon and Washington. Customers receive full service 24 hours a day, 365 days a year from the company's licensed agents at 1-800-211-SAVE and from its website, WWW.21ST.COM. 21st Century is rated A+ (Superior) by A.M. Best and A+ by Standard & Poor's.

21st Century Insurance Group is traded on the New York Stock Exchange under the trading symbol TW and is headquartered at 21st Century Plaza, 6301 Owensmouth Avenue, Woodland Hills, CA 91367.

                                  #     #     #


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